UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2006

LaPolla Industries, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park, 15402 Vantage Parkway East, Houston, Texas 77032
(Address of Principal Executive Offices and Zip Code)

(281) 219-4700
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.
FORM 8-K
FEBRUARY 1, 2006

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	Departure of Principal Officer

On January 31, 2006, C. David Stearnes resigned as the Company's Chief Financial Officer and Corporate Treasurer to pursue a family related venture.

(c)	Appointment of Principal Officer

On September 16, 2005, John A. Campbell joined the Company as its Controller. On February 1, 2006, Mr. Campbell assumed the Company's Chief Financial Officer and Corporate Treasurer capacities. He has 16 years of accounting experience working in large and small companies. Before joining the Company, Mr. Campbell was the chief financial officer of JEMS Geriatric Services, Inc., Sugar Land, Texas, from June 2003 through September 2005. Prior thereto, Mr. Campbell was a controller for Sharps Compliance Corporation, a publicly traded Delaware corporation, with an office in Houston, Texas, from May 2001 through June 2003. He earned his Bachelor’s degree in Accounting from Stephen F. Austin State University, Nacogdoches, Texas in August 1989 and MBA from University of Phoenix, Arizona in June 2004.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(c)  Exhibits

See Index of Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2006	LAPOLLA INDUSTRIES, INC.

	By:	/s/ Michael T. Adams
Michael T. Adams
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description
10.1	Employment Letter dated February 1, 2006 by and between John G. Campbell and the Company.